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                                  [N2H2 LOGO]

                            N2H2, INC. COMMON STOCK
                   Incorporated Under the Laws of Washington


          NUMBER                                          SHARES

INCORPORATED UNDER THE LAWS                          CUSIP 6701 9F 104
 OF THE STATE OF WASHINGTON                 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF
                                   N2H2, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:

           /s/ Peter H. Nickerson           /s/ John F. Duncan
           PRESIDENT & CEO AND              VICE PRESIDENT - CHIEF FINANCIAL
           CHAIRMAN OF THE BOARD            OFFICER, SECRETARY AND TREASURER

COUNTERSIGNED AND REGISTERED:
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
          520 PIKE STREET, SUITE 1220
               SEATTLE, WA 98101

   TRANSFER AGENT
   AND REGISTRAR

         -

AUTHORIZED SIGNATURE
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                                  N2H2, Inc.

     The Corporation will furnish without charge to any shareholder upon written request a statement of the designations, relative rights, preferences, and limitations applicable to each class of shares that the Corporation is authorized to issue, the variations in rights, preferences, and limitations of each series of each such class for which the same have been determined, and the authority of the Board of Directors to determine variations for future series. Any such request should be addressed to the Secretary of the Corporation at the Corporation's principal executive offices.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                      UNIF GIFT MIN ACT - ________Custodian_________
TEN ENT - as tenants by the entireties                                   (Cust)           (Minor)
JT TEN  - as joint tenants with right of                                under Uniform gifts to Minors
          survivorship and not as tenants
          in common                                                     Act__________________________
                                                                                    (State)

                                   ASSIGNMENT


    Additional abbreviations may also be used though not in the above list.


For Value Received________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE(S))

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint______________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated:_____________________       ______________________________________________

                                  ______________________________________________
                                  NOTE: The signature to this assignment must correspond with the names as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. Signature must be guaranteed.

Signature(s) Guaranteed:

By:_______________________________________________________________
THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-18.